Filed Pursuant to Rule 497(a)

File No. 333-180183

Rule 482 Ad

Contacts: DNP Select Income Fund Inc.

Dianna Wengler

Timothy Riordan

(888) 878-7845

DNP Select Income Fund Inc.

Announces Filing for a Potential Rights Offering

CHICAGO, March 16, 2012 – DNP Select Income Fund Inc. (NYSE: DNP), a closed-end registered investment company (the “Fund”) advised by Duff & Phelps Investment Management Co., has announced that it filed a registration statement with the Securities and Exchange Commission relating to the potential offering of additional shares of common stock of the Fund (the “Common Shares”) pursuant to a potential rights offering.

The registration statement contemplates that the Fund will issue to holders of Common Shares rights to acquire newly issued Common Shares based on the number of Common Shares owned by such holders on a record date to be specified.

There is no guarantee that the Fund will proceed with the potential rights offering. The definitive terms and timing of any potential rights offering will be determined by the Fund’s Board of Directors or by its Executive Committee under delegated authority. No rights offering can be made until such definitive terms of the offering have been set, which may differ from those set forth in the registration statement. The Fund will announce any such rights offering through press releases and postings to its website.

DNP Select Income Fund Inc. is a closed-end diversified registered investment company whose primary investment objectives are current income and long-term growth of income. The Fund seeks to achieve these objectives by investing primarily in a diversified portfolio of equity and fixed income securities of companies in the public utilities industries. For more information, visit www.dnpselectincome.com or call (800) 864-0629.

Duff & Phelps Investment Management Co. has more than 28 years of experience managing investment portfolios, including institutional separate accounts and open- and closed-end funds investing in utilities, infrastructure and real estate investment trusts (REITs). For more information, visit www.dpimc.com.

Duff & Phelps is a subsidiary of Virtus Investment Partners (NASDAQ: VRTS), a multi-boutique asset manager with $33.1 billion under management as of September 30, 2011. Virtus provides investment management products and services to individuals and institutions through a multi-manager asset management business, comprising a number of individual affiliated managers, each with a distinct investment style, autonomous investment process and individual brand. Additional information can be found at www.virtus.com.

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Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus will contain this and other information about the Fund and should be read carefully before investing. When it is available, investors may obtain copies of the prospectus from the Fund.

The information in this communication is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

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Source: DNP Select Income Fund Inc.